UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 1, 2010
RHI ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34102	36-4614616

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1325 Avenue of Americas, 21st Floor, New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 977-9001
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On November 1, 2010, RHI Entertainment, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) commenced a solicitation of votes on a joint chapter 11 plan of reorganization (the “Prepackaged Plan”) from lenders of record as of October 29, 2010 under the Company’s first lien credit agreement, as amended, and second lien credit agreement, as amended.
     The solicitation period will expire on November 15, 2010. If sufficient votes are received for the Prepackaged Plan, the Debtors intend to file voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”) and seek prompt confirmation of the Prepackaged Plan. Under certain circumstances, the Debtors may file for bankruptcy prior to the expiration of the solicitation period. If voluntary prepackaged bankruptcy cases are filed under Chapter 11, the Debtors intend to continue operating their businesses in the ordinary course and to promptly seek the necessary relief from the bankruptcy court to pay the claims of certain critical, priority and foreign vendors and the vast majority of their employees’ claims in full and on time in accordance with their existing business terms. If the Company receives sufficient votes for the Prepackaged Plan, and following the subsequent filing under Chapter 11 the Prepackaged Plan is confirmed by the bankruptcy court, the Company’s current equityholders will have no continuing interest in the assets and operations of the Company. If the Debtors do not receive sufficient votes to accept the Prepackaged Plan by the end of the solicitation period, they nonetheless intend to proceed to file one or more Chapter 11 cases on a prearranged or traditional, non-prepackaged basis. If the Debtors do not receive sufficient votes to accept the Prepackaged Plan by the end of the solicitation period, any filing under Chapter 11, whether relating to another prepackaged plan, a prearranged plan or otherwise, would also likely result in the Company’s current equityholders receiving no continuing interest in the assets and operations of the Company.
     The Disclosure Statement With Respect to Joint Prepackaged Plan of Reorganization of RHI Entertainment, Inc. and Affiliated Debtors (the “Disclosure Statement”) contains certain projected financial information and valuation analysis (collectively, the “Projections”). The Projections are based on numerous assumptions, including confirmation and consummation of the Prepackaged Plan in accordance with its terms; realization of the operating strategy of the Reorganized Debtors (as defined in the Prepackaged Plan); industry performance; no material adverse changes in applicable legislation or regulations, or the administration thereof, or generally accepted accounting principles; no material adverse changes in general business and economic conditions; no material adverse changes in competition; the Reorganized Debtors’ retention of key management and other key employees; adequate financing; the absence of material contingent or unliquidated litigation, indemnity, or other claims; and other matters, many of which will be beyond the control of the Reorganized Debtors and some or all of which may not materialize.
     To the extent that the assumptions inherent in the Projections are based upon future business decisions and objectives, they are subject to change. In addition, although they are presented with numerical specificity and are based on assumptions considered reasonable by the Debtors, the assumptions and estimates underlying the Projections are subject to significant business, economic, and competitive uncertainties and contingencies, many of which will be beyond the control of the Reorganized Debtors. Accordingly, the Projections are only estimates and are necessarily speculative in nature. It can be expected that some or all of the assumptions in the Projections will not be realized and that actual results will vary from the Projections, which variations may be material and are likely to increase over time. The Projections were not prepared in accordance with standards for projections promulgated by the American Institute of Certified Public Accountants or with a view to compliance with published guidelines of the Securities and Exchange Commission regarding projections or forecasts. The Projections have not been audited, reviewed, or compiled by the Debtors’ independent public accountants. The Debtors will be required to adopt “fresh start” accounting upon their emergence from Chapter 11. The actual adjustments for “fresh start” accounting that the Debtors may be required to adopt upon emergence, may differ substantially from those “fresh start” adjustments in the Projections. The projected financial information contained in the Disclosure Statement should not be regarded as a representation or warranty by the

Debtors, the Debtors’ advisors, or any other person that the Projections can or will be achieved. The Projections should be read together with the information in Part VIII of the Disclosure Statement entitled “Risk Factors,” which sets forth important factors that could cause actual results to differ from those in the Projections.
     The Debtors (including the Reorganized Debtors) do not intend, and disclaim any obligation to, update or otherwise revise the Projections, including any revisions to reflect events or circumstances existing or arising after the date of the Disclosure Statement or to reflect the occurrence of unanticipated events, even if any or all of the underlying assumptions of such Projections do not come to fruition. Furthermore, the Debtors do not intend to update or revise the Projections to reflect changes in general economic or industry conditions.
     The New Securities (as defined in the Disclosure Statement) being offered pursuant to the proposed Prepackaged Plan will not be and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Prepackaged Plan or an offer to sell or a solicitation of an offer to buy any securities of the Debtors. Any solicitation or offer to sell will be made pursuant to and in accordance with the Disclosure Statement and applicable law.
     The foregoing summary of the solicitation of votes does not purport to be complete and is qualified in its entirety by the provisions of the Disclosure Statement and the Prepackaged Plan. The Disclosure Statement and Prepackaged Plan are available on the public website of the voting agent at http://www.loganandco.com, under case RHI Entertainment. The information on the voting agent website is not incorporated by reference in this Current Report on Form 8-K.
     The information furnished on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth in such filing.
FORWARD-LOOKING STATEMENTS
     This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the Debtors’ future performance, as well as management’s expectations, beliefs, plans, estimates, or projections related to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements include and may be indicated by words or phrases such as “anticipate,” “estimate,” “plans,” “expects,” “projects,” “should,” “believes,” or “intends” and similar words and phrases.
     All forward-looking statements, as well as the Debtors’ business and strategic initiatives, are subject to risks and uncertainties that could cause actual results to differ materially from expected results after the Effective Date (as defined in the Prepackaged Plan). Management believes that these forward-looking statements are reasonable. However, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. The Debtors undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Additional information concerning the risks and uncertainties that you may wish to consider are contained in Part VIII of the Disclosure Statement and in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission on March 26, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHI ENTERTAINMENT, INC. (Registrant)
Date: November 1, 2010	By:	/s/ Henry S. Hoberman
		Name:	Henry S. Hoberman
		Title:	Executive Vice President, General Counsel & Secretary

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